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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                September 1, 1999
                        ---------------------------------
                        (Date of earliest event reported)



                                 MK GOLD COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-23042                 82-0487047
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(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



                        60 East South Temple, Suite 2100
                           Salt Lake City, Utah 84111
                                 (801) 297-6900
          -------------------------------------------------------------
          (Address of principal executive offices and telephone number, including area code)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Pursuant to a Stock Purchase Agreement dated September 1, 1999 (the "Stock Purchase Agreement") between MK Gold Company (the "Company") and Leucadia National Corporation ("Leucadia"), Leucadia has agreed to purchase, subject to certain conditions, and the Company has agreed to sell, subject to certain conditions, 18,058,635 shares (the "Shares") of the authorized but unissued shares of Common Stock of the Company at the price of $0.8753 per share, representing the book value of the Shares as at June 30, 1999.

     The purpose of the sale of the Shares to Leucadia was to provide the Company with a portion of the funds necessary for the Company to acquire the entire share capital and subordinated debt of RioMin Exploraciones SA ("Riomin"), as more fully described in Item 2 of this report. Because funding for this acquisition was required before the sale of the Shares could be completed, the Company has borrowed $15,806,723 from Leucadia pursuant to a Promissory Note dated September 1, 1999 (the "Promissory Note"). The Promissory
Note is due September 1, 2001 and bears interest at a rate of 8% per annum for a period of 60 days, increasing to 12% thereafter. Interest is payable semi-annually in arrears commencing March 31, 2000. The Promissory Note will be used by Leucadia to pay the purchase price for the Shares upon issuance of the Shares.

     Upon consummation of the transactions contemplated by the Stock Purchase Agreement, Leucadia will beneficially own 27,058,635 shares of Common Stock of the Company, which will represent approximately 72.5% of the Common Stock to be outstanding at that time. Prior to the purchase of the Shares, Leucadia beneficially owns 9,000,000 shares of Common Stock of the Company, representing approximately 46.7% of the Company's outstanding Common Stock.

     Leucadia has informed the Company that its source of funding of the Promissory Note was its working capital. Each party's obligation to consummate the transactions contemplated by the Stock Purchase Agreement is subject to certain conditions, including the expiration or termination of applicable waiting periods under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended.

     The foregoing description is qualified by reference to the Stock Purchase Agreement and the Promissory Note, which are incorporated by reference as exhibits to this report.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On September 1, 1999, pursuant to a Sale and Purchase Agreement, the Company acquired the entire share capital and subordinated debt of Riomin (the "Acquisition") from Rio Tinto plc ("Rio Tinto"). Riomin holds the exploration and mining rights to the Las Cruces copper deposit in the pyrite belt of Spain (the "Project"). The Project is in the exploration and development phase and no copper is currently being produced from the Project. Actual mining will be subject to permitting, engineering and construction.

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     The aggregate purchase price for the Acquisition was $42 million in cash.
In addition, Rio Tinto will be entitled to receive a 1.5% royalty on any copper sales from the Project at a price exceeding $0.80 per pound. The Company obtained funding for the Acquisition through (i) borrowings of $20 million pursuant to an existing Credit Agreement, dated as of March 1, 1998 (the "Credit Agreement"), between Leucadia and the Company, (ii) the borrowing from Leucadia of $15,806,723 in connection with the pending stock purchase described in Item 1 of this report and (iii) $6,193,277 from the Company's working capital. The aggregate purchase price for the Acquisition was determined pursuant to negotiations between the Company and Rio Tinto.

     In connection with the Acquisition, the Company has granted Straits Resources Ltd., Sydney, Australia, a one-year option to purchase 35% of Riomin at the Company's cost, plus interest.

     Prior to the sale, there were no material relationships between Riomin or Rio Tinto and the Company or its affiliates, directors or officers or any associate of any director or officer of the Company.

     The foregoing description is qualified in its entirety by reference to the Sale and Purchase Agreement, which is incorporated by reference as an exhibit to this report.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

     (a) The Company intends to file financial statements of Riomin no later than November 15, 1999.

     (b) The Company intends to file pro forma financial statements reflecting its acquisition of Riomin no later than November 15, 1999.

     (c)  Exhibits

          2.1 Sale and Purchase Agreement dated September 1, 1999 between MK Gold Company and Rio Tinto Metals Limited.

          10.1 Stock Purchase Agreement dated September 1, 1999 between MK Gold Company and Leucadia National Corporation.

          10.2 Promissory Note dated September 1, 1999.

          10.3 Option Agreement dated August 26, 1999 between MK Gold Company and Straits Resources Ltd.

Cautionary Statement for Forward-Looking Information

     Certain information set forth in this report contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Without limitation, these risks and uncertainties include the ability to receive all necessary permits and regulatory authorizations, non-performance by contractors, higher than estimated construction and engineering costs, economic recessions, fluctuations in copper, gold and other metal prices, risks associated with closure and reclamation of mines and the ability of the Company to acquire and fund new mining projects. Readers should review and consider the various disclosures made by the Company in this report and in its reports to its shareholders and periodic reports on forms 10-K and 10-Q.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MK GOLD COMPANY



                                       JOHN C. FARMER
                                       -----------------------------------------
                                       John C. Farmer
                                       Chief Financial Officer



Date:  September 13, 1999

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                                INDEX TO EXHIBITS

Exhibits

   2.1 Sale and Purchase Agreement dated September 1, 1999 between MK Gold Company and Rio Tinto Metals Limited.

  10.1 Stock Purchase Agreement dated September 1, 1999 between MK Gold Company and Leucadia National Corporation.

  10.2    Promissory Note dated September 1 1999.

  10.3 Option Agreement dated August 26, 1999 between MK Gold Company and Straits Resources Ltd.